Exhibit 99.2

Amgen Inc.

Reconciliation of GAAP earnings (loss) per share to “Adjusted” earnings per share

(Unaudited)

	Results for the years ended December 31,
	2000	2001	2002		2003		2004		2005
GAAP earnings (loss) per share	$1.05	$1.03	$(1.21)		$1.69		$1.81		$2.93
Adjustments to GAAP earnings (loss) per share:
Amortization of acquired intangible assets	—	—	0.12	(1)	0.17	(1)	0.16	(1)	0.17	(1)
Write-off of manufacturing asset	—	—	—		—		—		0.04	(2)
Tax liability related to repatriation of certain foreign earnings	—	—	—		—		—		0.03	(3)
Legal settlement	—	—	—		0.02		(0.01)		0.02	(4)
Other merger-related expenses	—	—	0.06	(1)	0.04	(1)	0.02	(1)(5)	0.01	(5)
Write-off of convertible notes debt issuance costs	—	—	—		—		—		0.01	(6)
Termination of manufacturing agreement	—	—	—		—		—		(0.01	)(7)
Write-off of acquired in-process research and development	0.03	—	2.53	(1)	—		0.42	(5)	—
Termination of collaboration agreements	—	0.12	(0.03)		—		—		—
Legal awards and cost recoveries	(0.05)	—	(0.12)		(0.04)		—		—
Amgen Foundation contribution	0.02	—	0.03		0.02		—		—
Other	—	0.03	—		—		—		—

	1.05	1.18	1.38		1.90		2.40		3.20

Adjustment for interest expense on convertible notes	—	—	0.01	(8)	—		—		—

“Adjusted” earnings per share	$1.05	$1.18	$1.39	(9)	$1.90		$2.40		$3.20

Notes:

(1)	Incurred in connection with the Immunex Corporation acquisition in July 2002.

(2)	Write-off of the cost of a semi-completed manufacturing asset that will not be used due to a change in manufacturing strategy.

(3)	Incurred in connection with the repatriation of certain foreign earnings under the American Jobs Act of 2004.

(4)	Incurred in connection with settling a patent legal proceeding.

(5)	Incurred in connection with the Tularik Inc. acquisition in August 2004.

(6)	Pro rata portion of the debt issuance costs that were immediately charged to interest expense, as a result of certain holders of the convertible notes exercising their March 1, 2005 put option and the related convertible notes being repaid in cash.

(7)	Net gain realized with the termination of a manufacturing agreement with Genentech, Inc. (Genentech) for the production of Enbrel® at Genentech’s manufacturing facility in San Francisco.

(8)	Pursuant to the if-converted method of calculating EPS, the numerator for “Adjusted” EPS in 2002 reflects the avoidance of interest expense incurred, net of tax, related to the assumed conversion of the convertible notes. The conversion of such debt and the avoidance of interest expense is not assumed for calculating the GAAP EPS because its impact is anti-dilutive due to the GAAP net loss in 2002.

(9)	Due to the GAAP net loss in 2002, shares used in calculating the GAAP loss per share exclude the impact of stock options and convertible notes because their impact was anti-dilutive. Shares used in calculating the “Adjusted” earnings per share for 2002 include the impact of dilutive stock options (27 million shares) and convertible notes (29 million shares) under the treasury stock and “if-converted” methods, respectively.

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Amgen Inc.

Condensed Consolidated Statements of Operations and Reconciliation of GAAP Earnings to “Adjusted” Earnings

(In millions, except per share data)

(Unaudited)

	Three Months Ended December 31, 2005				Three Months Ended December 31, 2004
	GAAP	Adjustments		“Adjusted”	GAAP	Adjustments		“Adjusted”
Revenues:
Product sales	$3,168	$—		$3,168	$2,778	$—		$2,778
Other revenues	103	—		103	131	—		131

Total revenues	3,271	—		3,271	2,909	—		2,909
Operating expenses:
Cost of sales (excludes amortization of acquired intangible assets presented below)	511	—		511	476	—		476
Research and development	661	(3	)(1)	658	617	(9	)(1)	608
Selling, general and administrative	911	2	(2)	913	816	(3	)(1)	813
Amortization of intangible assets	87	(87	)(3)	—	81	(81	)(3)	—

Total operating expenses	2,170	(88)		2,082	1,990	(93)		1,897
Operating income	1,101	88		1,189	919	93		1,012
Interest and other income, net	10	—		10	1	—		1

Income before income taxes	1,111	88		1,199	920	93		1,013
Provision for income taxes	287	(43	)(4)	271	231	33	(11)	264
		27	(11)

Net income	$824	$104		$928	$689	$60		$749

Earnings per share:
Basic	$0.67			$0.76	$0.55			$0.59
Diluted (12)	$0.66			$0.75	$0.53			$0.58
Shares used in calculation of earnings per share:
Basic	1,229			1,229	1,263			1,263
Diluted (12)	1,243			1,243	1,310			1,310

(1) - (12) See explanatory notes

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Amgen Inc.

Condensed Consolidated Statements of Operations and Reconciliation of GAAP Earnings to “Adjusted” Earnings

(In millions, except per share data)

(Unaudited)

	Year Ended December 31, 2005				Year Ended December 31, 2004
	GAAP	Adjustments		“Adjusted”	GAAP	Adjustments		“Adjusted”
Revenues:
Product sales	$12,022	$—		$12,022	$9,977	$—		$9,977
Other revenues	408	—		408	573	—		573

Total revenues	12,430	—		12,430	10,550	—		10,550
Operating expenses:
Cost of sales (excludes amortization of acquired intangible assets presented below)	2,082	(47	)(5)	2,035	1,731	(2	)(9)	1,729
Research and development	2,314	(12	)(1)	2,302	2,028	(16	)(1)	1,996
						(16	)(9)
Selling, general and administrative	2,790	2	(2)	2,792	2,556	(11	)(1)	2,548
						(8	)(9)
						11	(2)
Write-off of acquired in-process R&D	—	—		—	554	(554	)(10)	—
Amortization of intangible assets	347	(347	)(3)	—	333	(333	)(3)	—
Legal settlements	49	(49	)(6)	—	—	—		—

Total operating expenses	7,582	(453)		7,129	7,202	(929)		6,273
Operating income	4,848	453		5,301	3,348	929		4,277
Interest and other income, net	20	(20	)(7)	20	47	—		47
		20	(8)

Income before income taxes	4,868	453		5,321	3,395	929		4,324
Provision for income taxes	1,194	(43	)(4)	1,298	1,032	144	(11)	1,176
		147	(11)

Net income	$3,674	$349		$4,023	$2,363	$785		$3,148

Earnings per share:
Basic	$2.97			$3.25	$1.86			$2.48
Diluted (12)	$2.93			$3.20	$1.81			$2.40
Shares used in calculation of earnings per share:
Basic	1,236			1,236	1,271			1,271
Diluted (12)	1,258			1,258	1,320			1,320

(1) - (12) See explanatory notes

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Amgen Inc.

Notes to Reconciliation of GAAP Earnings to “Adjusted” Earnings

(In millions, except per share data)

(Unaudited)

(1)	To exclude the incremental compensation provided to certain Tularik Inc. (Tularik) employees principally related to non-cash compensation expense associated with stock options assumed in connection with the acquisition and amounts payable under the Tularik short-term retention plan. The total estimated remaining costs of such incremental compensation is approximately $15 million, pre-tax.

(2)	To exclude the impact to the Company of its share of the third-party reimbursements received by Kirin-Amgen, Inc. related to the Genentech, Inc. (“Genentech”) legal settlement in August 2003.

(3)	To exclude the ongoing, non-cash amortization of acquired intangible assets, primarily Enbrel®, related to the Immunex Corporation (“Immunex”) acquisition. The annual non-cash charge is currently estimated to be approximately $347 million, pre-tax.

(4)	To exclude the tax liability incurred as a result of repatriating certain foreign earnings under the American Jobs Act of 2004.

(5)	To exclude the impact of writing off the cost of a semi-completed manufacturing asset that will not be used due to a change in manufacturing strategy.

(6)	To exclude the impact of legal settlements incurred, net of amounts previously accrued, primarily related to settling a patent legal proceeding.

(7)	To exclude the net gain realized on the termination of a manufacturing agreement with Genentech for the production of Enbrel® at Genentech’s manufacturing facility in San Francisco, California.

(8)	To exclude the pro rata portion of the debt issuance costs that were immediately charged to interest expense, as a result of certain holders of the convertible notes exercising their March 1, 2005 put option and the related convertible notes being repaid in cash.

(9)	To exclude the incremental compensation payable to certain Immunex employees principally under the Immunex short-term retention plan. All amounts have been incurred under this plan.

(10)	To exclude the non-cash expense associated with writing off the acquired in-process research and development related to the Tularik acquisition.

(11)	To reflect the tax effect of the above adjustments, except for the tax liability incurred as a result of repatriating certain foreign earnings (see (4) above), the write-off of the cost of a semi-completed manufacturing asset (see (5) above), and the write-off of acquired in-process R&D (see (10) above).

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Amgen Inc.

Notes to Reconciliation of GAAP Earnings to “Adjusted” Earnings

(In millions, except per share data)

(Unaudited)

(12)	The following table presents the computations for GAAP and “Adjusted” diluted earnings per share (EPS) computed under the treasury stock and the “if-converted” methods:

	Three Months Ended December 31, 2005				Three Months Ended December 31, 2004
	GAAP		“Adjusted”		GAAP	“Adjusted”
Income (Numerator):
Net income for basic EPS	$824		$928		$689	$749
Adjustment for interest expense on convertible notes, net of tax	—	(A)	—	(A)	6	6

Net income for diluted EPS, after assumed conversion of convertible notes	$824		$928		$695	$755

Shares (Denominator):
Weighted-average shares for basic EPS	1,229		1,229		1,263	1,263
Effect of dilutive securities	14		14		12	12
Effect of convertible notes, after assumed conversion	—	(A)	—	(A)	35	35

Weighted-average shares for diluted EPS	1,243		1,243		1,310	1,310

Diluted earnings per share	$0.66		$0.75		$0.53	$0.58

	Year Ended December 31, 2005				Year Ended December 31, 2004
	GAAP		“Adjusted”		GAAP	“Adjusted”
Income (Numerator):
Net income for basic EPS	$3,674		$4,023		$2,363	$3,148
Adjustment for interest expense on convertible notes, net of tax	6	(A)	6	(A)	21	21

Net income for diluted EPS, after assumed conversion of convertible notes	$3,680		$4,029		$2,384	$3,169

Shares (Denominator):
Weighted-average shares for basic EPS	1,236		1,236		1,271	1,271
Effect of dilutive securities	12		12		14	14
Effect of convertible notes, after assumed conversion	10	(A)	10	(A)	35	35

Weighted-average shares for diluted EPS	1,258		1,258		1,320	1,320

Diluted earnings per share	$2.93		$3.20		$1.81	$2.40

(A)	On May 6, 2005 and August 17, 2005, in connection with an exchange offer, we modified the terms of approximately 99% of our convertible notes then outstanding (the “Modified Convertible Notes”). As a result of certain of these modifications, if converted, the Modified Convertible Notes would be settled in 1) cash equal to the lesser of the accreted value of the Modified Convertible Notes at the conversion date or the conversion value, as defined, and 2) shares of common stock, if any, to the extent the conversion value exceeds the accreted value. Accordingly, the Modified Convertible Notes do not impact diluted earnings per share under the “if-converted” method but rather, they impact diluted earnings per share under the treasury stock method, and only to the extent that the conversion value exceeds the accreted value during any reporting period, requiring such difference, if any, to be potentially settled in shares of common stock.

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Amgen Inc.

Reconciliation of “Adjusted” Earnings Per Share Guidance to GAAP Earnings Per Share Guidance for the Year Ended December 31, 2006

2006
“Adjusted” earnings per share guidance	$3.55 - $3.70
Known adjustments to arrive at GAAP earnings:
Amortization of acquired intangible assets (1)	(0.18)
Tularik merger related incremental compensation (2)	(0.01)
Stock option compensation (3)	—
Write-off of Abgenix acquired in-process R&D and other merger-related expenses (4)	—

GAAP earnings per share guidance	$3.36 - $3.51

Note: The guidance for both “Adjusted” earnings per share and GAAP earnings per share does not include dilution of $0.05 - $0.10 from the proposed acquisition of Abgenix, Inc. (Abgenix).

(1)	To exclude the ongoing, non-cash amortization of acquired intangible assets, primarily Enbrel®, related to the Immunex acquisition. The total 2006 annual non-cash charge is currently estimated to be approximately $347 million, pre-tax.

(2)	To exclude the incremental compensation provided to certain Tularik employees principally related to non-cash compensation expense associated with stock options assumed in connection with the acquisition and amounts payable under the Tularik short-term retention plan.

(3)	To exclude the estimated stock option compensation expense associated with Amgen’s adoption of Statement of Financial Accounting Standard No. 123R “Share-Based Payment” on January 1, 2006. The total 2006 stock option compensation expense is currently estimated to be approximately $210 - $250 million, pre-tax, or approximately $0.12 - $0.14 dilution to GAAP earnings per share. As the final amount of such expense has not yet been determined, no adjustment is reflected above.

(4)	In connection with the proposed acquisition of Abgenix, Amgen will incur a one-time expense associated with writing off acquired in-process research and development. In addition, Amgen will incur other merger-related expenses. As the final amount of such expenses has not yet been determined, no adjustment is reflected above.

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Amgen Inc.

Reconciliation of “Adjusted” research and development expense to GAAP research and development expense

(In millions)

(Unaudited)

	Results for the years ended December 31,		Guidance for the year ended December 31,
	2004	2005	2006
“Adjusted” research and development expense	$1,996	$2,302	$2,993 - $3,223
Known adjustments to arrive at GAAP earnings:
Immunex Corporation merger related expenses (acquired July 2002)	16
Tularik Inc. merger related expenses (acquired August 2004)	16	12	12
Abgenix, Inc. merger related expenses (proposed acquisition) (1)			—
Stock option compensation (2)			—

GAAP research and development expense	$2,028	$2,314	$3,005 - $3,235

Note: The GAAP and “Adjusted” research and development expense for 2004 and 2006 exclude one-time charges for acquired in-process research and development of $554 incurred in connection with the Tularik, Inc. acquisition and an undetermined amount in connection with the proposed acquisition of Abgenix, Inc., respectively. For GAAP reporting purposes, charges relating to acquired in-process research and development are reported separately from research and development expense on the consolidated statements of operations.

(1)	In connection with the proposed acquisition of Abgenix, Inc., Amgen will incur research and development merger-related expenses. As the final amounts of such expenses have not yet been determined, no adjustment is reflected above.

(2)	In connection with Amgen’s adoption of Statement of Financial Accounting Standard No. 123R “Share-Based Payment” on January 1, 2006, Amgen will expense stock option compensation. As the final amount of such expense has not yet been determined, no adjustment is reflected above.

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